UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Murphy USA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on <mtgdate>.May 03, 2018
Meeting Information
MURPHY USA INC.		Meeting Type: Annual<mtgtype>Meeting
		For holders as of: March<recdate>05, 2018	B
		Date: May 03, 2018 Time: 8:00<mtgtime>AM CST	A
		Location: South Arkansas Arts Center	R
		110 East 5th Street	C
		El Dorado, Arkansas 71730	O
D
E
You are receiving this communication because you hold
MURPHY USA INC.		shares in the above named company.
ATTN: NOELLE CRITZ
200 PEACH STREET
EL DORADO, AR 71730		This is not a ballot. You cannot use this notice to vote
these shares. This communication presents only an
Investor Address Line 1	1	overview of the more complete proxy materials that are
Investor Address Line 2	15 12	available to you on the Internet. You may view the proxy
Investor Address Line 3	OF	materials online at www.proxyvote.com or easily request a
17 Investor Address Line 4		paper copy (see reverse side).
.
. 1 Investor Address Line 5	2
0
. John Sample		We encourage you to access and review all of the important
R1 1234 ANYWHERE STREET		information contained in the proxy materials before voting.
ANY CITY, ON A1A 1A1
1		See the reverse side of this notice to obtain
proxy materials and voting instructions.
0000362807		Broadridge Internal Use Only
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2018 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Internal Use Only

Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Four Class II Directors Whose Current Term Expires on the Date of the Annual Meeting
Nominees
01 Fred L. Holliger 02 James W. Keyes 03 Diane N. Landen 04 David B. Miller
The Board of Directors recommends you vote FOR proposals 2 and 3.
2 Approval of Executive Compensation on an Advisory, Non-Binding Basis
3 Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2018 NOTE: Such other business as may properly come before the meeting.
B A R C O D E
Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000362807_4 R1.0.1.17

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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